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                     IDS CASH MANAGEMENT FUND
                           Fund Profile
                        dated Dec. 22, 1995

This profile contains key information about the Fund. More details appear in the Fund's accompanying prospectus.

1. Goal: The Fund is a money market fund managed to provide maximum current income consistent with liquidity and stability of principal.

2. Investment Strategies: The Fund invests primarily in short-term government securities, bank obligations, commercial paper and repurchase agreements.

3. Risks: The Fund will use its best efforts to maintain a constant net asset value of $1 per share, although the Fund cannot guarantee that it will always be able to do so. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

4. Appropriateness: The Fund is designed for investors seeking stability of principal while earning current income.

5. Fees and Expenses: Shareholder transaction expenses are incurred by an investor upon the redemptions of Class B shares within six years. Fund operating expenses are paid out of the Fund's assets and are not charged directly to shareholder accounts, and are reflected in the Fund's daily share price and dividends.

Shareholder transaction expenses

                                       Class A   Class B   Class Y
Maximum sales charge on purchases
(as a percentage of offering price).......0%        0%        0%

Maximum deferred sales charge imposed
on redemptions (as a percentage of
original purchase price)..................0%        5%        0%


Annual fund operating expenses*
(% of average daily net assets):

                                       Class A   Class B   Class Y
Management fee                          0.30%     0.30%     0.30%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses                          0.35%     0.36%     0.35%
Total                                   0.65%     1.41%     0.65%

* Expenses for Class A are based on actual expenses for the last fiscal year, restated to reflect current fees. Expenses for Class B and Class Y are estimated based on the restated expenses
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  for Class A, except that the 12b-1 fee and transfer agency fee
  (under other expenses) for Class B are based on agreements for that class and that Class Y does not have a service fee.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                   1 year      3 years      5 years      10 years
Class A             $ 7          $21          $36          $ 81
Class B             $64          $85          $97          $149**
Class B*            $14          $45          $77          $149**
Class Y             $ 7          $21          $36          $ 81

 * Assuming Class B shares are not redeemed at the end of the period.
** Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future.
Actual expenses may be higher or lower than those shown.

6. Past Performance:

                            Performance
                (Average Annual Returns 1985-1994)

   10
    9                          XXX
    8  XXX                           XXX
    7                    XXX
    6        XXX   XXX                     XXX
    5
    4
    3                                            XXX          XXX
    2                                                  XXX
    1
    0  1985  1986  1987  1988  1989  1990  1991  1992  1993  1994
        7.8   6.4   6.2   7.1   8.8   7.7   5.5   2.9   2.3   3.4

The graph above does not reflect the imposition of a sales charge at the time of purchase or redemption.

The Fund's annualized simple yield for the seven days ending Sept. 30, 1995 was 5.22% for Class A, 4.47% for Class B and 5.22% for Class Y. The Fund's annualized compound yield for the same period was 5.36% for Class A, 4.57% for Class B and 3.36% for Class Y. For current yield information, call American Express Shareholder Service at 612-671-3733 or American Express Infoline at 800-272-4445 (Mpls./St. Paul area: 671-1630). Returns shown should not be considered a representation of the Fund's future performance.

7. Investment Advisor: The Fund's investment advisor is American Express Financial Corporation.
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8. Purchases:  You may purchase shares by contacting your financial advisor. The minimum initial investment (other than investments by wire) is $2,000. Shares in the Fund are offered without a sales charge although Class B shares may be subject to a contingent deferred sales charge ranging from 5% to 1% on redemptions made within six years and are subject to annual distribution (12b-1) fees.

9. Redemptions: To sell (redeem) your shares, contact your financial advisor. Holders of Class B shares may be subject to a sales charge if they redeem within six years of purchase.

10. Distributions: The Fund distributes its net investment income, including short-term capital gains, to shareholders of record monthly. Net realized long-term capital gains, if any, from selling securities are distributed at the end of the calendar year. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund unless you make alternative arrangements.

11. Other Services: You may redeem or exchange shares, and obtain additional information about your account and the Fund, by telephone. The Fund also provides telephone service for the hearing impaired. To help you track and evaluate the performance of your shares, American Express Financial Corporation provides you with quarterly statements, yearly tax statements and a personalized mutual fund progress report.